Exhibit 10.1

SECURITY AGREEMENT

among

INTERCEPT PHARMACEUTICALS, INC.,
as Issuer,

and

THE GUARANTORS PARTY HERETO FROM TIME TO TIME,
as Guarantors

and

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

Dated as of August 17, 2021

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TABLE OF CONTENTS (continued)

SCHEDULES

Schedule 1	Commercial Tort Claims
Schedule 2	Letters of Credit
Schedule 3	Filing Offices
Schedule 4	Pledged Securities
Schedule 5	Intellectual Property
Schedule 6	Deposit Accounts, Securities Accounts and Commodities Accounts
Schedule 7	Deliverable Intercompany Notes, Instruments and Tangible Chattel Paper

EXHIBITS

Exhibit 1	Form of Joinder Agreement
Exhibit 2	Form of Copyright Security Agreement
Exhibit 3	Form of Patent Security Agreement
Exhibit 4	Form of Trademark Security Agreement

ii

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of August 17, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, including by one or more Joinder Agreements, or otherwise, this “Agreement”), is made by and among Intercept Pharmaceuticals, Inc., a Delaware corporation (“Issuer”), and the Subsidiaries of Issuer that may from time to time be a party hereto as guarantors (collectively, the “Guarantors”), as pledgors and debtors (Issuer, together with the Guarantors, in such capacities, the “Pledgors,” and each, a “Pledgor”), and U.S. Bank National Association, a national banking association (“U.S. Bank”), solely in its capacity as collateral agent pursuant to the Indenture (in such capacity, together with any successors in such capacity, the “Collateral Agent”).

R E C I T A L S:

A.                In connection with the execution and delivery of this Agreement, Issuer, U.S. Bank, as trustee and the Collateral Agent, and the other parties party thereto have entered into that certain Base Indenture, dated as of August 17, 2021 (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture, dated as of August 17, 2021 (the “Supplemental Indenture”; the Base Indenture, as supplemented by the Supplemented Indenture and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”).

B.                 The Pledgors will receive substantial direct and/or indirect benefits from the execution and delivery of the Indenture and the other Notes Documents (this and each other capitalized term used but not defined herein shall have the respective meaning given to it in the Indenture) and is, therefore, willing to enter into this Agreement.

C.                 This Agreement is made by and among the Pledgors and the Collateral Agent to grant a Lien on the Pledged Collateral to the Collateral Agent for the benefit of the Secured Parties to secure the payment and performance of all of the Obligations.

D.                It is a condition to the issuance of the Notes that Issuer executes and delivers the applicable Notes Documents, including this Agreement.

A G R E E M E N T:

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:

Article I

DEFINITIONS AND INTERPRETATION

SECTION 1.1              Definitions.        (a) Unless otherwise defined herein or in the Indenture, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC (as defined below).

(b)               The following terms shall have the following meanings:

“Agreement” shall have the meaning assigned to such term in the preamble hereof.

“Base Indenture” shall have the meaning assigned to such term in the recitals hereof.

“Blocked Account” shall mean, collectively, the Existing Blocked Accounts and the New Blocked Accounts.

“CFC” shall mean a “controlled foreign corporation” within the meaning of section 957(a) of the Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral Agent” shall have the meaning assigned to such term in the preamble hereof.

“Control” means with respect to any asset, right or property with respect to which a security interest therein is perfected by a Secured Party’s having “control” thereof (whether pursuant to the terms of an agreement or through the existence of certain facts and circumstances), that the intended Secured Party has “control” of such asset, right, or property as contemplated in the UCC.

“Copyright Security Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 2.

“Copyrights” shall mean, collectively all works of authorship (whether protected by statutory or common law copyright, whether established or registered in the United States or any other country, multi-national registry, or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications therefor, including the copyright registrations and applications listed in Schedule 5, together with any and all restorations, renewals and extensions thereof and amendments thereto.

“Deliverable Intercompany Notes” shall mean, with respect to each Pledgor, all Pledged Intercompany Notes owed to such Pledgor, other than (i) any Pledged Intercompany Note that is in an aggregate principal amount of less than $5,000,000 or (ii) any Pledged Intercompany Note owed by another Pledgor.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Pledged Intercompany Notes.

“Excluded Account” shall mean, collectively, (i) Deposit Accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Note Parties’ employees, (ii) tax accounts, including, without limitation, sales tax accounts, (iii) escrow accounts and customs accounts, (iv) fiduciary or trust accounts, (v) zero balance accounts that sweep on a daily basis to a Blocked Account, (vi) Federal A/R Accounts, (vii) collateral accounts pledged to secure performance (including to secure letters of credit and bank guarantees) to the extent constituting Permitted Liens and (viii) other Deposit Accounts and Securities Accounts so long as the amount held therein does not exceed an average daily balance of $2,000,000 in the aggregate for any period of 30 consecutive days.

“Excluded Assets” shall mean (A) any fee-owned Real Property located outside the United States and any leasehold interest in Real Property located outside the United States, (B) all Vehicles and other assets covered by a certificate of title (except to the extent a security interest therein can be perfected by the filing of a UCC financing statement or the equivalent under other applicable law), (C) any lease, license or agreement or any Property subject to a purchase money security interest or Capital Lease Obligation, in each case, to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money agreements or arrangement or capital lease agreements or arrangement or create a right of termination in favor of any other party thereto (other than any Pledgor) after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law, other than the proceeds and receivables thereof the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such prohibition, (D) any Excluded Capital Stock, (E) any Property where the cost of obtaining a security interest in, or perfection of, such assets exceeds the practical benefit to the Lenders afforded thereby as reasonably determined by Issuer and notified to the Collateral Agent in writing, (F) any application for registration of a Trademark on the basis of the applicant’s intent-to-use such Trademark, unless and until evidence of use of the Trademark has been filed with, and accepted by, the USPTO pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. §1051, et seq.), to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such Trademark application or any registration issuing therefrom under applicable federal law, (G) Excluded Accounts, other than Excluded Accounts described in clauses (v) and (viii) of the definition thereof and (H) any assets the grant of a security interest in which would be prohibited by applicable law but only, in each case, to the extent, and only for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC, any other laws (including the Debtor Relief Laws), or principles of equity, and, to the extent severable, shall attach immediately to any portion of such assets that do not result in such prohibition; provided that, immediately upon the ineffectiveness, lapse or termination of any such prohibition, the Collateral shall include, and such Pledgor shall be deemed to have granted a security interest in, such assets as if such provision had never been in effect unless such asset or Property otherwise constitutes Excluded Assets.

“Excluded Capital Stock” means all Capital Stock of Immaterial Foreign Subsidiaries (except to the extent perfected by a UCC financing statement.

“Exclusive Copyright Licenses” means Licenses granting to a Pledgor an exclusive license right with respect to any United States registered Copyright owned by a third party that is material to the business of Issuer and its Subsidiaries, taken as a whole.

“Existing Blocked Account” shall have the meaning assigned to such term in Section 2.3(a).

“Federal A/R Account” shall mean any Deposit Account into which the only deposits made are payments on Medicare or Medicaid accounts receivable or other accounts receivable under which the United States federal government is the account debtor and so long as such Deposit Account is subject to a daily sweep, pursuant to an agreement between the Collateral Agent, the Pledgor and the applicable depository bank into a Blocked Account.

“Foreign Subsidiary” shall mean any Subsidiary that is incorporated or organized under the laws of any jurisdiction other than the United States of America, any state thereof or the District of Columbia.

“FSHCO” shall mean any Subsidiary substantially all of the assets of which (directly or through one or more disregarded entities for U.S. federal income tax purposes) consist of shares of Capital Stock (including, for this purpose, any debt or other instrument treated as equity for U.S. federal income tax purposes) of one or more Foreign Subsidiaries that are CFCs.

“Guarantors” shall have the meaning assigned to such term in the preamble hereof.

“Immaterial Foreign Subsidiary” shall mean any Foreign Subsidiary or FSHCO that did not, as of the last day of the fiscal quarter of Issuer and its Subsidiaries most recently ended for which financial statements (or pro forma financial statements, as applicable) have been (or were required to be) delivered pursuant to Section 4.04 of the Supplemental Indenture, have assets with a value equal to or in excess of 2.5% of consolidated total assets of Issuer and its Subsidiaries. Notwithstanding the foregoing, if at any time all Immaterial Foreign Subsidiaries, taken as a whole, have total assets at such time exceeding 10.0% of the consolidated total assets of Issuer and its Subsidiaries on such date then the Issuer shall designate which of such Subsidiaries shall no longer constitute Immaterial Foreign Subsidiaries for purposes of this Agreement to the extent necessary to cause such excess to be eliminated; provided that, if no such designation is made by the Issuer, then one or more of such Immaterial Foreign Subsidiaries shall be deemed not to be Immaterial Foreign Subsidiaries in descending order based on the amounts of their consolidated total assets until such excess shall have been eliminated; provided, further, that no Foreign Subsidiary or FSHCO that has an exclusive license (including, without limitation, the licenses and rights in Material Intellectual Property granted pursuant to that certain License Agreement, dated and effective as of May 22, 2015, by and between the Issuer and Intercept Pharma Europe Ltd., or similar intercompany arrangements between or among the Issuer and its Subsidiaries entered into subsequent to the date of the Indenture, but excluding licenses that are exclusive only in respect of immaterial rights, fields or territories) for any Material Intellectual Property shall constitute an Immaterial Foreign Subsidiary.

“Indenture” shall have the meaning assigned to such term in the recitals hereof.

“Instrument” shall have the meaning specified in Article 9 of the UCC.

“Intellectual Property” shall mean, collectively, all domestic, foreign and multi-national intellectual property rights of any kind, whether now or hereafter existing, including, without limitation, all Patents, Trademarks, Copyrights and Trade Secrets, together with any and all (i) rights and privileges arising under applicable law with respect to the use of any of the foregoing, (ii) rights to proceeds, income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements, misappropriations, dilutions or other violations thereof, (iii) rights to sue or otherwise recover for past, present and future infringements, misappropriations, dilutions or other violations thereof and (iv) rights corresponding thereto throughout the world.

“Intellectual Property Collateral” shall mean, with respect to each Pledgor, all Intellectual Property of such Pledgor (including rights under Licenses), whether now owned or held, or hereafter acquired or created by or assigned to such Pledgor; provided that, notwithstanding anything to the contrary in this Agreement, Intellectual Property Collateral shall not include any Excluded Assets.

“Issuer” shall have the meaning assigned to such term in the preamble hereof.

“Joinder Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 1.

“Licenses” shall mean all licenses, covenants not to sue and any other agreement granting any right with respect to any Intellectual Property (whether a Pledgor is the grantor or grantee thereunder).

“Material Adverse Effect” shall mean a material adverse effect on (a) the business affairs, operations or results of operations, or condition (financial or otherwise) of Issuer and its Subsidiaries, taken as a whole, (b) the ability of the Issuer to perform its payment obligations under the Notes Documents or (c) the rights and remedies of the Collateral Agent and the other Secured Parties (as defined in the Indenture) under the Indenture or the other Notes Documents, taken as a whole.

“Material IP Collateral” shall mean any Intellectual Property Collateral that is material to the operation of the business of Issuer and its Subsidiaries, taken as a whole; provided that the Secured Parties and the Pledgors acknowledge that, as of the date hereof, no Intellectual Property Collateral other than the issued patents that are listed in the FDA’s Orange Book List of Approved Drug Products With Therapeutic Equivalence Evaluations for OCALIVA (NDA 207999) and the trademarks for Ocaliva® and the design mark associated therewith, shall be considered to be material to the business of Issuer and its Subsidiaries, taken as a whole.

“New Blocked Account” shall have the meaning assigned to such term in Section 2.3(b).

“Order” shall mean any judgment, decree, verdict, order, consent order, consent decree, writ, declaration or injunction.

“Organization Documents” mean, collectively, with respect to any Person, (a) in the case of any corporation, the certificate of incorporation and by-laws (or similar constitutive documents) of such Person, (b) in the case of any limited liability company, the certificate of formation and operating agreement (or similar constitutive documents) of such Person, (c) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar constitutive documents) of such Person, (d) in the case of any general partnership, the partnership agreement (or similar constitutive document) of such Person and (e) in any other case, the functional equivalent of the foregoing.

“Patent Security Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 3.

“Patents” shall mean, collectively, patents and patent applications issued or applied for in the United States or any other country, multi-national registry, or any political subdivision thereof, including those listed in Schedule 5, together with any and all (i) inventions and improvements described and claimed therein and (ii) reissues, substitutions, reexaminations, divisions, renewals, extensions, continuations and continuations-in-part thereof and amendments thereto.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1.

“Pledged Debt” shall have the meaning assigned to such term in Section 3.4(a).

“Pledged Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany promissory notes by such Pledgor evidencing Indebtedness for borrowed money and all Instruments evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent not prohibited pursuant to the terms hereof and under the Indenture; provided that notwithstanding anything to the contrary in this Agreement, Pledged Intercompany Notes shall not include any Excluded Assets.

“Pledged Interests” shall mean, collectively, with respect to each Pledgor, (i) all membership, partnership or other Capital Stock (other than in a corporation), as applicable, now or hereafter owned by such Pledgor at any time including without limitation, those of each issuer described in Schedule 4 hereto, together with all rights, privileges, authority and powers of such Pledgor in and to each such issuer or under any Organization Document of each such issuer and (ii) the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any securities intermediary pertaining to such membership, partnership or other Capital Stock; provided that notwithstanding anything to the contrary in this Agreement, Pledged Interests shall not include any Excluded Assets.

“Pledged Securities” shall mean, collectively, the Pledged Interests and the Pledged Shares; provided that, notwithstanding anything to the contrary in this Agreement, Pledged Securities shall not include any Excluded Assets.

“Pledged Shares” shall mean, collectively, with respect to each Pledgor, (i) the issued and outstanding shares of Capital Stock, whether certificated or uncertificated, now or hereafter owned by such Pledgor at any time, together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under any Organization Document of each such issuer and (ii) the certificates, instruments and agreements representing such shares of Capital Stock and any and all interest of such Pledgor in the entries on the books of the issuer of such shares or of any financial intermediary pertaining to the Pledged Shares; provided that notwithstanding anything to the contrary in this Agreement, Pledged Shares shall not include any Excluded Assets.

“Pledgor” shall have the meaning assigned to such term in the preamble hereof.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Secured Parties” shall mean the Collateral Agent, the Trustee and the holders of Notes.

“Securities Collateral” shall mean, collectively, the Pledged Securities, the Pledged Intercompany Notes and the Distributions; provided that notwithstanding anything to the contrary in this Agreement, Securities Collateral shall not include any Excluded Assets.

“Supplemental Indenture” shall have the meaning assigned to such term in the recitals hereof.

“Trademark Security Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 4.

“Trademarks” shall mean, collectively, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URLs), domain names, trade names, or other indicia of source, whether registered or unregistered, and all registrations and applications for the foregoing (whether statutory or common law and whether registered or applied for in the United States or any other country, multi-national registry, or any political subdivision thereof), including those trademark and service mark registrations and applications listed in Schedule 5 together with any and all (i) goodwill of the business connected with the use thereof and symbolized thereby and (ii) extensions and renewals thereof and amendments thereto.

“Trade Secrets” shall mean, collectively, all trade secrets and all other confidential or proprietary information and know-how, whether or not reduced to a writing or other tangible form.

“UCC” shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that if by reason of mandatory provisions of applicable law, any or all of the perfection or priority of the Collateral Agent’s security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

“Uncertificated Security” shall have the meaning assigned to such term in Section 3.2.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

SECTION 1.2              Interpretation. The interpretive provisions specified in the Indenture shall be applicable to this Agreement. No failure on the part of the Collateral Agent to provide any Pledgor with any notice expressly required hereunder in connection with the exercise of any right, power or remedy hereunder shall impair the validity of exercise of such right, power or remedy.

SECTION 1.3              Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agent) shall not be employed in the interpretation hereof.

Article II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1              Grant of Security Interest. As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the ratable benefit of the Secured Parties, a Lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under the following Property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, after giving effect to clause (a) of the proviso in this Section 2.1, the “Pledged Collateral”):

(i)         all Accounts;

(ii)        all Equipment, Goods, Inventory and Fixtures;

(iii)       all Documents, Instruments and Chattel Paper;

(iv)       all Letter-of-Credit Rights;

(v)        all Securities Collateral;

(vi)       all Investment Property and Deposit Accounts;

(vii)      all Intellectual Property Collateral;

(viii)     the Commercial Tort Claims described on Schedule 1 hereto (as such Schedule may be supplemented from time to time pursuant to Section 3.4(f));

(ix)        all General Intangibles;

(x)         all Money;

(xi)        all Supporting Obligations;

(xii)       all books and records pertaining to any and/or all of the foregoing;

(xiii)      to the extent not covered by clauses (i) through (xii) of this sentence, choses in action of such Pledgor, whether tangible or intangible; and

(xiv)      all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing;

provided, however, that, notwithstanding anything to the contrary contained in clauses (i) through (xiv) above or any other provision of this Agreement or any other Notes Document:

(a)       the security interest created by this Agreement is not granted in and shall not extend to, and the term “Pledged Collateral” and “Intellectual Property Collateral” shall not include, any Excluded Assets;

(b)       no Pledgor shall be required to take any action with respect to perfection by “control” (within the meaning of the UCC), other than in respect of (A) certificated Pledged Securities (to the extent such Pledged Securities can be perfected by control and are required to be delivered to the Collateral Agent hereunder), (B) Pledged Debt evidenced by an Instrument to the extent required to be delivered to the Collateral Agent hereunder and (C) any Deposit Accounts or Securities Accounts pursuant to Section 2.3;

(c)       except as provided in Section 4.08 of the Supplemental Indenture, no security agreements or pledge agreements governed under the laws of any jurisdiction, other than the United States or any of its States, shall be required;

(d)       no Pledgor shall be required to facilitate the perfection of the security interests granted by this Agreement by any means other than by (A) filings pursuant to the UCC in the office of the secretary of state (or similar central filing office) or local filing office, as applicable, of the relevant state(s), (B) the filing and recording of fully executed agreements substantially in the forms set forth in Exhibits 2, 3, and 4 hereto in the USPTO or in the USCO, as applicable (C) the obtaining of “control” (within the meaning of the UCC) of certificated Pledged Securities, Pledged Debt evidenced by an Instrument and any Deposit Accounts or Securities Accounts pursuant to Section 2.3 to the extent expressly required elsewhere herein, or (D) other methods expressly provided herein; and

(e)       no Pledgor shall be required to seek to obtain or deliver any leasehold mortgage, landlord consent or estoppel, collateral access agreement or bailee letters.

Notwithstanding anything to the contrary contained herein, immediately upon any Property of a Pledgor ceasing to constitute Excluded Assets, the Pledged Collateral shall include, and the Issuer and the other Pledgors, as applicable, shall be deemed to have granted a security interest in, such Property.

SECTION 2.2              Filings.

(a)               Each Pledgor hereby irrevocably authorizes the Collateral Agent (or its designee) at any time and from time to time prior to the termination of this Agreement pursuant to Section 10.3 to file (but the Collateral Agent shall have no duty to file) in any relevant jurisdiction any financing statements (including fixture filings), continuation statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement, continuation statement or amendment thereto relating to the Pledged Collateral, including whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor. Each Pledgor agrees to use commercially reasonable efforts to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon reasonable request and, upon reasonable request by a Pledgor, the Collateral Agent agrees to use commercially reasonable efforts to make available to such Pledgor copies of any such filings. Such financing statements may describe the collateral in the same manner as described herein or may contain a description of collateral that describes such Property in any other manner as the Collateral Agent may determine, in its reasonable discretion, is necessary or advisable to ensure the perfection of the security interest in the collateral granted to the Collateral Agent in connection herewith, including, describing such Property as “all assets whether now owned or hereafter acquired” or “all personal property whether now owned or hereafter acquired” or words of similar meaning (regardless of whether any particular asset comprised in the Pledged Collateral falls within the scope of Article 9 of the UCC).

(b)               Each Pledgor hereby further authorizes the Collateral Agent (or its designee) to file (but the Collateral Agent shall have no duty to file) instruments with the USPTO or the USCO (or any successor office), including Copyright Security Agreements, Patent Security Agreements and Trademark Security Agreements, or other documents that are necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the pledge and security interest granted by such Pledgor hereunder in (i) any Intellectual Property Collateral owned by Pledgor and applied for, registered or issued in the United States and (ii) any Exclusive Copyright Licenses, in each case naming such Pledgor, as debtor, and the Collateral Agent, as secured party.

(c)               Subject to the other terms, limitations and conditions set forth in this Agreement and the other Notes Documents, notwithstanding the grant of authority to the Collateral Agent under this section, the Pledgors shall file or cause to be filed any and all financing statements, continuation statements, amendments or other documents and agreements as may be reasonably necessary (as determined by the Issuer in good faith) to perfect and maintain the perfection of the Collateral Agent’s security interest over the Pledged Collateral.

SECTION 2.3              Control Agreements.

(a)               As of the date hereof, no Pledgor has any Deposit Accounts, Securities Accounts or Commodities Accounts other than the accounts listed on Schedule 6. For all Deposit Accounts and Securities Accounts maintained by the Issuer as of the date hereof (other than Excluded Accounts, collectively, the “Existing Blocked Accounts”), the Issuer shall ensure that the Collateral Agent has control (within the meaning of the UCC), within 90 days after the date of this Agreement, by causing the institution maintaining each such Existing Blocked Account to enter into a Control agreement with the Collateral Agent, pursuant to which the applicable institution shall agree to comply with the Collateral Agent’s instructions with respect to disposition of funds in such Existing Blocked Account without further consent by Issuer or agree to comply with the Collateral Agent’s Entitlement Orders with respect to such Securities Account without further consent by the Issuer, as applicable, or agree to comply with the Collateral Agent’s Entitlement Orders with respect to such Securities Account without further consent by the Issuer, as applicable. If any institution with which an Existing Blocked Account is maintained refuses to, or does not, enter into a Control agreement in response to reasonable comments from the Collateral Agent, then the Issuer shall promptly (and in any event within 90 days after notice from the Collateral Agent) close the applicable Existing Blocked Account, transfer all balances therein to another Blocked Account meeting the requirements of this Section 2.3, and, if practicable, prior to such transfer, cause the institution maintaining such account to enter into a Control agreement in compliance with this Section 2.3(a); provided that, to the extent it is not practicable for the Issuer to cause the institution maintaining such account to enter into a Control agreement prior to such transfer, Section 2.3(b)(i) shall not apply to the new Blocked Account being opened and within 90 days of opening such account, the Issuer shall ensure that the Collateral Agent has control (within the meaning of the UCC) with respect to such account. Notwithstanding anything else contained herein, no institution shall be required to subordinate its security interest in a Deposit Account, Securities Account, or Commodities Account.

(b)               Within 90 days of (1) any Person becoming a Pledgor or (ii) any Pledgor acquiring or opening any Deposit Account or Securities Account (other than the Excluded Accounts, collectively, the “New Blocked Accounts”), the applicable Pledgor shall ensure that the Collateral Agent has Control with respect to any New Blocked Account of such Pledgor by causing the institution maintaining such account, within 90 days after the date of such Person becoming a Pledgor or the opening of such New Blocked Account, as applicable, to enter into a control agreement with the Collateral Agent, pursuant to which the applicable institution shall agree to comply with the Collateral Agent’s instructions with respect to disposition of funds in such Blocked Account without further consent by such Pledgor, or agree to comply with the Collateral Agent’s Entitlement Orders with respect to such Securities Account without further consent by such Pledgor, as applicable. If any institution with which a New Blocked Account is maintained refuses to, or does not, enter into a Control agreement in response to reasonable comments from the Collateral Agent, then the respective Pledgor shall promptly (and in any event within 90 days after notice from the Collateral Agent) close the applicable New Blocked Account, transfer all balances therein to another Blocked Account meeting the requirements of this Section 2.3, and, if practicable, prior to such transfer, cause the institution maintaining such account to enter into a Control agreement in compliance with this Section 2.3(b)(ii); provided that, to the extent it is not practicable for to cause the institution maintaining such account to enter into a Control agreement prior to such transfer, Section 2.3(b)(i) shall not apply to the new Blocked Account being opened and within 90 days of opening such account, such Pledgor shall ensure that the Collateral Agent has control (within the meaning of the UCC) with respect to such account.

Article III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF PLEDGED COLLATERAL

SECTION 3.1              Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that as of the date hereof, Schedule 3 hereto sets forth the office of the secretary of state (or similar central filing office) of the relevant state(s) in which a filing pursuant to the UCC would perfect the security interests granted by this Agreement with respect to the Pledged Collateral (solely to the extent such security interests in the Pledged Collateral can be perfected by such filing). Each Pledgor represents and warrants that as of the date hereof, Schedule 4 hereto sets forth all Pledged Securities of such Pledgor. Each Pledgor represents and warrants that (i) all certificates or instruments representing or evidencing any Pledged Securities and (ii) the Deliverable Intercompany Notes, in each case, in existence on the date hereof, will be delivered to the Collateral Agent (or its designee) in suitable form for transfer by delivery and accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a valid and perfected first priority security interest therein (subject, as to priority, to Permitted Liens) within 60 days of the date hereof ; provided that, during any period in which delivery is not practicable, impossible or otherwise restricted as a result of a force majeure (including, without limitation, a pandemic, outbreak or similar health issue), no certificates or Instruments representing any Pledged Securities or Deliverable Intercompany Notes shall be required to be delivered to the Collateral Agent but shall be required to be delivered promptly after the expiration of any such period. Each Pledgor hereby agrees that (i) all certificates or instruments representing or evidencing any Pledged Securities and (ii) the Deliverable Intercompany Notes, in each case, acquired by such Pledgor after the date hereof shall, within 60 days after receipt thereof by such Pledgor, be delivered to the Collateral Agent (or its designee) pursuant hereto and shall be in suitable form for transfer by delivery and shall be accompanied by duly executed instruments of transfer or assignment in blank; provided that, during any period in which delivery is not practicable, impossible or otherwise restricted as a result of a force majeure (including, without limitation, a pandemic, outbreak or similar health issue), no Pledged Securities or Deliverable Intercompany Notes shall be required to be delivered to the Collateral Agent but shall be required to be delivered promptly after the expiration of any such period. Each delivery of Pledged Securities and Deliverable Intercompany Notes shall be accompanied by a schedule describing such Pledged Securities and Deliverable Intercompany Notes, which schedule shall be deemed to supplement Schedule 4 and Schedule 7 and made a part thereof; provided that failure to supplement Schedule 4 and Schedule 7 shall not affect the validity of such pledge of such Pledged Securities or Deliverable Intercompany Notes. Each schedule so delivered shall supplement or amend and restate, as applicable, any prior schedules so delivered.

The Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, upon prior written notice to Issuer, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of such Pledged Securities or Deliverable Intercompany Notes, without any indication that such Pledged Securities or Deliverable Intercompany Notes are subject to the security interest hereunder; provided, however, notwithstanding anything contained herein to the contrary, immediately upon the cure or waiver of any applicable Events of Default, the Collateral Agent shall promptly endorse, assign or otherwise transfer to or register in the name of the applicable Pledgor any such Pledged Securities or Deliverable Intercompany Notes (subject to revesting in the event of a subsequent Event of Default that is continuing and upon prior written notice from the Collateral Agent to Issuer, provided, that such Pledged Securities or Deliverable Intercompany Notes remain in the possession of the Collateral Agent at such time). In addition, the Collateral Agent shall have the right (but not the obligation) at any time upon the occurrence and during the continuance of any Event of Default to exchange certificates or Instruments representing or evidencing any Pledged Securities or Deliverable Intercompany Notes for certificates or Instruments of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.2              Perfection of Other Securities Collateral. Each Pledgor represents and warrants that, subject to the provisions of Section 4.2, upon the filing of UCC financing statements in the jurisdictions indicated on Schedule 3, the Collateral Agent has a valid and perfected first priority security interest (subject, as to priority, to Permitted Liens) under applicable U.S. federal or state law in all Pledged Securities not represented by a certificated interest (“Uncertificated Security”) pledged by it hereunder that are in existence on the date hereof to the extent such security interest can be perfected by the filing of an appropriate UCC financing statement. Pledged Interests shall either (i) be represented by a certificate, and in the organizational documents of such entity, the applicable Pledgor shall cause the issuer of such interests (or use commercially reasonable efforts to cause the issuer if such issuer is not an Affiliate of such Pledgor), to elect to treat such interests as a “security” within the meaning of Article 8 of the UCC of its jurisdiction of organization or formation, as applicable, by including in its organizational documents language that such interests shall be a “security” (within the meaning of Article 8 of the UCC) governed by Article 8 of the UCC, or (ii) not be represented by a certificate and the applicable Pledgor shall cause the issuer of such interests not to have elected to treat such interests as a “security” within the meaning of Article 8 of the UCC.

SECTION 3.3              Maintenance of Perfected Security Interest. Each Pledgor agrees that at the sole reasonable cost and expense of the Pledgors (i) such Pledgor shall take all commercially reasonable actions necessary to defend the security interest created by this Agreement in the Pledged Collateral against the material claims and demands of all Persons, except with respect to Pledged Collateral as reasonably determined by such Pledgor is no longer necessary or materially beneficial to the conduct of such Pledgor’s business, (ii) such Pledgor shall furnish to the Collateral Agent from time to time information further identifying and describing the Pledged Securities and Pledged Debt as the Collateral Agent may reasonably request, all in reasonable detail, and (iii) at any time and from time to time, such Pledgor shall promptly and duly execute and deliver, to the extent applicable, and/or cause to be filed and recorded, as applicable, such further instruments and documents and take such further action as is reasonably necessary or as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted, including (x) the filing of any financing statements and amendments thereto, continuation statements and other documents (including this Agreement) under the UCC (or other similar laws) in effect in the United States or any of its States with respect to the security interest created hereby and (y) the execution and delivery of Patent Security Agreements, Copyright Security Agreements, and Trademark Security Agreements.

SECTION 3.4              Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Pledged Collateral, each Pledgor (i) represents and warrants and/or (ii) covenants, at such Pledgor’s own expense, to take the following actions, in each case with respect to the following Pledged Collateral:

(a)               Instruments and Tangible Chattel Paper. As of the date hereof, each Pledgor hereby represents and warrants that (i) no amounts individually in excess of $5,000,000 payable to such Pledgor under or in connection with any of the Pledged Collateral (other than amounts owed by another Pledgor) are evidenced by any Instrument (other than checks to be deposited in the ordinary course of business) or Tangible Chattel Paper (other than documents or records evidencing amounts owed by customers in the ordinary course of business pursuant to deferred payment procedures) other than the Deliverable Intercompany Notes and the Instruments and Tangible Chattel Paper listed in Schedule 7 and (ii) each such Deliverable Intercompany Note, Instrument and each such item of Tangible Chattel Paper individually in excess of $5,000,000 (other than checks to be deposited in the ordinary course of business) has been or will be properly endorsed and delivered to the Collateral Agent (or its designee) within 60 days after the date hereof, accompanied by instruments of transfer or assignment duly executed in blank; provided that, during any period in which delivery is not practicable, impossible or otherwise restricted as a result of a force majeure (including, without limitation, a pandemic, outbreak or similar health issue), no Pledged Securities or Deliverable Intercompany Notes shall be required to be delivered to the Collateral Agent, but shall be required to be delivered promptly after the expiration of any such period. If any amount, individually, in excess of $5,000,000 then payable under or in connection with any of the Pledged Collateral (other than any amount owed by any Pledgor) shall be evidenced by any Instrument (other than checks to be deposited in the ordinary course of business) or Tangible Chattel Paper (other than documents or records evidencing amounts owed by customers in the ordinary course of business pursuant to deferred payment procedures) (such Instruments and Tangible Chattel Paper, collectively, together with the Deliverable Intercompany Notes, the “Pledged Debt”) and has not previously been delivered to the Collateral Agent, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (and in any event within 60 days after acquisition by such Pledgor) endorse, assign and deliver the same to the Collateral Agent (or its designee), accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably specify; provided that, during any period in which delivery is not practicable, impossible or otherwise restricted as a result of a force majeure (including, without limitation, a pandemic, outbreak or similar health issue), no Pledged Securities or Deliverable Intercompany Notes shall be required to be delivered to the Collateral Agent, but shall be required to be delivered promptly after the expiration of any such period; provided, however, that so long as no Event of Default has occurred and is continuing, upon written request by such Pledgor, the Collateral Agent (or its designee) shall promptly (and in any event within 10 Business Days) return such Instrument or Tangible Chattel Paper to such Pledgor from time to time, to the extent necessary for collection or cancellation thereof in the ordinary course of such Pledgor’s business.

(b)               [Reserved].

(c)               [Reserved].

(d)               [Reserved].

(e)               Letter-of-Credit Rights. As of the date hereof, no Pledgor is the beneficiary or assignee under any letter of credit, other than those listed on Schedule 2 hereto. The parties hereto acknowledge and agree that under no circumstances shall any Pledgor hereunder be under any obligation to take any perfection steps (other than the filing of appropriate financing statements under the UCC) with respect to any security interest granted in any letter of credit under which any Pledgor is a beneficiary having a value reasonably believed by the Pledgors to be, individually, less than $5,000,000. If any Pledgor shall become the beneficiary or assignee under any letter of credit with a value, individually, in excess of $5,000,000 that is not a Supporting Obligation with respect to any of the Pledged Collateral, such Pledgor shall either (i) use commercially reasonable efforts to arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) use commercially reasonable efforts to arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under such letter of credit are to be paid to the applicable Pledgor unless an Event of Default has occurred and is continuing.

(f)                Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims having a value reasonably believed by the Pledgors to be, individually, in excess of $5,000,000 for which such Pledgor has filed a complaint in a court of competent jurisdiction, other than those listed on Schedule 1 hereto. If any Pledgor shall at any time file a Commercial Tort Claim having a value reasonably believed by the Pledgors to be, individually, in excess of $5,000,000, such Pledgor shall promptly (and in any event within 30 days of filing such Commercial Tort Claim) notify the Collateral Agent in a writing signed by such Pledgor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement. Unless otherwise agreed, the grant of a security interest in any such Commercial Tort Claim shall not prejudice the right of such Pledgor to prosecute, enforce or exercise any of its rights in connection with such Commercial Tort Claim, which it will continue to enjoy until an Event of Default has occurred and is continuing.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:

SECTION 4.1              Title; Consent.

(a)               Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns (or, in the case of the Intellectual Property Collateral, either owns or has a License to or other right to use) and, as to Pledged Collateral acquired by it from time to time after the date hereof, will either own or hold a License to the rights in (or other right to use) each item of Pledged Collateral pledged by it hereunder free and clear of any and all Liens of others, except (i) for those failures to own or have a License which could not reasonably be expected to result in a Material Adverse Effect and (ii) as otherwise permitted by the Notes Documents. As of the date hereof, there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or Property that is convertible into, or that requires the issuance or sale of, any Pledged Securities that constitute Capital Stock (in each case, other than to any Pledgor). No person other than the Collateral Agent (or (i) its bailee for such purpose or (ii) the Pledgor that owns such Pledged Securities, Pledged Debt or Deposit Account, as applicable) has, or will have, control or possession of all or any part of the Pledged Securities, Pledged Debt or Deposit Account, except as expressly permitted by the Notes Documents.

(b)               Other than as required by (i) foreign laws with respect to the Capital Stock in any Foreign Subsidiary and (ii) laws affecting the offering and sale of securities generally, no consent of any Person, including any general or limited partner, any other member or manager of a limited liability company, any shareholder or any other trust beneficiary, is necessary (from the perspective of a secured party) in connection with the creation, perfection or first priority status (or the maintenance thereof) of the security interest of the Collateral Agent in any Capital Stock pledged to the Collateral Agent under this Agreement and the other Collateral Documents or the exercise by the Collateral Agent of any remedies in respect of any Pledged Securities, except in each case as have already been obtained.

SECTION 4.2              Validity of Security Interest.

(a)               The security interest in, and Lien on, the Pledged Collateral granted to the Collateral Agent for the ratable benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Obligations, and (b) a valid and perfected first priority security interest (subject, as to priority, to Permitted Liens) in all the Pledged Collateral with respect to which a lien may be perfected by (i) filing a financing statement pursuant to the UCC in the office of the secretary of state (or similar central filing office) or local filing office, as applicable, of the relevant State(s), (ii) possession or Control by the Collateral Agent (or its bailee for such purpose and subject to the time periods provided in Sections 2.3 and Article 3 of this Agreement) or (iii) filing Patent Security Agreements, Copyright Security Agreements and Trademark Security Agreements with the USPTO or USCO, as applicable (other than in respect of Intellectual Property Collateral acquired or arising after the date hereof, for which additional filings with the USPTO or USCO, as applicable, may be required).

(b)               Notwithstanding anything to the contrary in any of the Notes Documents, no Note Party shall be required to take any actions nor shall be deemed to make any representation, in each case under any Collateral Document with respect to any requirements of foreign laws that may affect the validity or perfection of any security interest purported to be granted under any Collateral Document.

SECTION 4.3              Defense of Claims. Each Pledgor shall, at its own cost and expense, upon the reasonable request of the Collateral Agent (at the direction of the Trustee or Holders of a majority of the aggregate principal amount of the Notes given in accordance with the Indenture), take any and all commercially reasonable actions necessary to defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all material claims and demands of all persons at any time claiming any interest therein adverse to the Collateral Agent or any other Secured Party other than Permitted Liens. Each Pledgor shall promptly notify the Collateral Agent of any claims or demands of the type described in the foregoing sentence.

SECTION 4.4              Other Financing Statements. No Pledgor has filed, nor authorized any third party to file, any effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction of the United States or any of its States) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or in favor of any holder of a Permitted Lien with respect to such Permitted Lien. Until the satisfaction and discharge of the Indenture in accordance with Section 3.02 of the Supplemental Indenture or Covenant Termination under the Indenture in accordance with Section 3.03 of the Supplemental Indenture, no Pledgor shall execute, authorize or consent to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction of the United States or any of its States or territories) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder(s) of Permitted Liens.

SECTION 4.5              Chief Executive Office; Change of Name; Jurisdiction of Organization, etc. Such Pledgor shall give the Collateral Agent written notice at least 10 days prior to the occurrence of any change to its legal name, legal structure (whether by merger, consolidation, change in corporate form or otherwise), type of organization, jurisdiction of organization, organizational identification number if it has one (but solely to the extent such organizational identification number is required to be set forth on financing statements under the applicable UCC) or, in the case of any Pledgor that is not a Registered Organization, its sole place of business (or, if it has more than one place of business, its chief executive office). In such event, such Pledgor shall take all steps reasonably necessary (as determined by the Issuer in good faith) to maintain the Collateral Agent’s valid and perfected security interest with the priority required hereunder in such Pledgor’s property constituting Pledged Collateral. The Collateral Agent shall not be liable nor responsible to any party for any failure to maintain a valid and perfected security interest with the priority required hereunder in such Pledgor’s property constituting Pledged Collateral. The Collateral Agent shall have no duty to inquire about such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Pledgor.

SECTION 4.6              Due Authorization and Issuance. All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable. All of the Pledged Interests have been fully paid for.

SECTION 4.7              Pledged Collateral. As of the date hereof, all information set forth in the schedules annexed hereto, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. As of the date of delivery of any updated information to the schedules expressly required under this Agreement, such information shall be accurate and complete in all material respects.

Article V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1              Voting Rights; Distributions; etc.

(i)                 So long as no Event of Default shall have occurred and be continuing and subject to the provisions of Section 5.1(ii):

(A)             each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes of this Agreement and the other Notes Documents; provided, however, that no Pledgor shall in any event exercise such rights in any manner that would be adverse in any material respect to the ability of the Collateral Agent to exercise rights and remedies hereunder in accordance with this Agreement if an Event of Default shall have occurred and be continuing; and

(B)              each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien granted hereunder, any and all Distributions.

(ii)              If an Event of Default has occurred and is continuing, upon prior written notice from the Collateral Agent to Issuer:

(A)             all rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.1(i) (A) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right (but not the obligation) to exercise such voting and other consensual rights (but if directed by the Trustee in accordance with the Indenture, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights) until the applicable Event of Default is no longer continuing, at which time all such rights automatically shall revert to such Pledgor, and in which case the Collateral Agent’s rights under this Section 5.1(ii)(A) shall cease to be effective, subject to revesting in the event of a subsequent Event of Default that is continuing and upon prior written notice from the Collateral Agent as set forth above; provided that the foregoing clause (A) shall not apply with respect to (and this clause (A) shall not be construed as a restriction of) any voting and or consensual rights such Pledgor is entitled to exercise in connection with the approval, payment and/or accrual of Distributions then permitted under Section 4.14 of the Supplemental Indenture; and

(B)              all rights of each Pledgor to receive Distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.1(i)(B) without further action shall cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions until all Event of Defaults are no longer continuing, in which case the Collateral Agent’s rights under this Section 5.1(ii)(B) shall cease to be effective, subject to revesting in the event of a subsequent Event of Default that is continuing and upon prior written notice from the Collateral Agent as set forth above.

(iii)            At any time and from time to time, upon the written request of the Collateral Agent, each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments as may be reasonably necessary (as determined by the Issuer in good faith) or as the Collateral Agent may reasonably request in writing to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.1(ii)(A) and to receive all Distributions which it may be entitled to receive under Section 5.1(ii)(B).

(iv)             All Distributions that are received by any Pledgor contrary to the provisions of Section 5.1(ii)(B) shall be received in trust for the benefit of the Collateral Agent, shall be promptly (and in any event within three (3) Business Days) paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary or reasonably requested endorsement).

Article VI CERTAIN PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

SECTION 6.1              Grant of License.

(a)               Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement, each Pledgor grants to the Collateral Agent (to the extent such Pledgor has the rights to do so) an irrevocable (subject to termination under Section 10.3), nonexclusive license (exercisable without payment of royalty or other compensation to the Pledgors) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Pledgor, and wherever the same may be located, and including in such license reasonable access (to the extent such Pledgor has the rights to grant such access) to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, to the extent that such non-exclusive license (a) does not violate the express terms of any agreement between a Pledgor and a third party governing the applicable Pledgor’s use of such Intellectual Property, or gives such third party any right of acceleration, modification, termination or cancellation therein and (b) is not prohibited by any applicable law; provided, that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. The use of such license by the Collateral Agent may only be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default at such time as the Collateral Agent is lawfully entitled to exercise its rights and remedies under this Agreement.

SECTION 6.2              Scheduled Intellectual Property. Schedule 5 correctly sets forth all United States issued Patents, Patent applications, registered Trademarks and applications for registration thereto, and registered Copyrights, in each case, issued, applied-for or registered with the USPTO or USCO and owned by each Pledgor in its own name as of the date hereof and all Exclusive Copyright Licenses granted to such Grantor as of the Closing Date. On and as of the date hereof, except as set forth in Schedule 5, collectively, the Pledgors own (a) all issued Patents and pending Patent applications issued by or filed at the USPTO listed in Schedule 5, (b) all registered Trademarks and Trademark applications registered by or filed at the USPTO listed in Schedule 5 and (c) all registered Copyrights and Copyright applications pending at the USCO listed in Schedule 5, except, in each case, where the failure to own or possess the right to use, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Except as set forth in Schedule 5, as of the date hereof, all such scheduled Intellectual Property Collateral has not been abandoned and, to the knowledge of each Pledgor, is valid, subsisting and in full force and effect, in each case, except as could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.3              No Violations or Proceedings. To the knowledge of each Pledgor, other than as publicly disclosed in materials filed or furnished to the Securities Exchange Commission, as of the date hereof, there is no violation, misappropriation, dilution or infringement by others of any right of such Pledgor with respect to any Material IP Collateral, except where such violation, misappropriation, dilution or infringement, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. To the knowledge of each Pledgor, other than as publicly disclosed in materials filed or furnished to the Securities Exchange Commission, such Pledgor is not infringing upon, diluting, misappropriating or otherwise violating any Intellectual Property right of any other person, except where such infringement, misappropriation, dilution or violation, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.4              Protection of Collateral Agent’s Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) maintain and protect the Material IP Collateral owned by such Pledgor, (ii) not permit to lapse or become abandoned any Material IP Collateral owned by such Pledgor, and (iii) during the continuance of an Event of Default, upon prior notice from the Collateral Agent to Issuer, (x) not enter into any settlement, covenant not to sue, or other agreement, in each case that would materially impair the validity or enforceability of any Material IP Collateral owned by such Pledgor, or materially impair such Pledgor’s ownership of any Material IP Collateral owned by such Pledgor and (y) not permit to lapse or become abandoned any Material IP Collateral owned by such Pledgor; provided, that, except with respect to clause (iii) above, nothing in this Agreement shall prevent any Pledgor from disposing of, discontinuing the use or maintenance of, failing to pursue or otherwise allowing to lapse, terminate or put into the public domain, any of its Intellectual Property, to the extent Issuer determines in good faith that such Intellectual Property is not material to the business of Issuer and its Subsidiaries, taken as a whole. Upon the Collateral Agent’s reasonable request, each Pledgor shall furnish to the Collateral Agent from time to time information further identifying and describing the Intellectual Property Collateral as the Collateral Agent may reasonably request, all in reasonable detail (it being understood that the Collateral Agent shall have no duty to make such request (other than pursuant to any direction given by the Trustee or the Holders of a majority of the aggregate principal amount of the Notes in accordance with the Indenture)).

SECTION 6.5              After-Acquired Property. If any Pledgor, at any time before the satisfaction and discharge of the Indenture in accordance with Section 3.02 of the Supplemental Indenture or a Covenant Termination of the Indenture in accordance with Section 3.03 of the Supplemental Indenture, (i) obtains any rights to any additional Intellectual Property Collateral or (ii) becomes entitled to the benefit of any additional Intellectual Property Collateral or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in clause (i) or (ii) of this sentence with respect to such Pledgor shall automatically constitute Intellectual Property Collateral if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall, (i) at the time of filing of the quarterly and annual financial statements required by Section 4.04 of the Supplemental Indenture, with respect to any item of Intellectual Property Collateral owned by a Pledgor and applied for, registered or issued in the United States, and any Exclusive Copyright Licenses entered into by a Pledgor, that is not listed on the Schedules hereto or for which a notice hereunder has not previously been provided to the Collateral Agent provide to the Collateral Agent written notice of each such item and (ii) promptly thereafter, file the instruments and documents provided for in Section 2.2(b) with respect to such item.

SECTION 6.6              Litigation. Upon the occurrence and during the continuance of any Event of Default, to the extent permissible by law, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any License thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents reasonably requested by the Collateral Agent in aid of such enforcement, and the Pledgors shall promptly reimburse and indemnify the Collateral Agent for all reasonable and documented costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 6.6 in accordance with Section 6.06 and Section 6.02(a) of the Base Indenture. In the event that, upon the occurrence of and during the continuance of any Event of Default, the Collateral Agent elects not to bring such suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Collateral Agent, to take all reasonable actions, whether by suit, proceeding or other action, as such Pledgor, in its reasonable business judgment, deems necessary and appropriate to prevent the infringement, counterfeiting, unfair competition, dilution, misappropriation, diminution in value of or other damage to any Material IP Collateral by others and for that purpose agrees, subject to the foregoing qualifications, to diligently maintain any such suit, proceeding or other action to prevent such infringement, counterfeiting, unfair competition, dilution, misappropriation, diminution in value of or other damage to the Material IP Collateral owned by any Pledgor.

Article VII

Maintenance of RECORDS

Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may (but shall not be obligated to (other than pursuant to any direction given by the Trustee or the Holders of a majority of the aggregate principal amount of the Notes in accordance with the Indenture)) transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Accounts to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Accounts or the Collateral Agent’s security interest therein without the consent of any Pledgor; provided, that the Collateral Agent agrees to use reasonable efforts to provide prior written notice of any such transfer to such Pledgor.

Article VIII

REMEDIES

SECTION 8.1              Remedies. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may from time to time (but shall not be obligated to (other than pursuant to any direction given by the Trustee or the Holders of a majority of the aggregate principal amount of the Notes in accordance with the Indenture)) exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies, in each case, to the fullest extent permitted by applicable law:

(i)                 personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(ii)              demand, sue for, collect or receive any money or Property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, such Pledgor shall promptly (but in no event later than three (3) Business Days after receipt thereof or such later date as may be agreed to in writing by the Collateral Agent) pay such amounts to the Collateral Agent;

(iii)            sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation, with respect to licenses to Trademarks, subject to reasonable quality control provisions in connection with the goods and services offered under any Trademarks sufficient to avoid the risk of cancellation, voiding or invalidation of such Trademarks;

(iv)             take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent; (B) store and keep any Pledged Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent; and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 8.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

(v)               retain and apply the Distributions to the Obligations as provided in Article 6 of the Supplemental Indenture;

(vi)             exercise any and all rights as beneficial and legal owner of the Pledged Collateral subject to Section 5.1(ii); and

(vii)          exercise all the rights and remedies of a secured party upon default under the UCC or other applicable law or in equity, and the Collateral Agent may also, at the direction of the Trustee or Holders of a majority of the aggregate principal amount of the Notes given in accordance with the Indenture, without notice except as specified in Section 8.2, sell, assign, transfer or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations owed to such person as a credit on account of the purchase price of any Pledged Collateral payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the Property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by applicable law, all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any applicable law now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, any claims against the Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

SECTION 8.2              Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of Pledged Collateral shall be required by any applicable law, 10 days’ prior written notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. To the extent permitted by applicable law, no notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

SECTION 8.3              Waiver of Claims; Other Waivers; Marshalling.

(i)                 Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice of judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of any of the Pledged Collateral, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under any applicable law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article VIII except to the extent resulting solely from the Collateral Agent’s (or its authorized representative’s) gross negligence or willful misconduct, as determined in a final, non-appealable judgment by a court of competent jurisdiction. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity or otherwise against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

(ii)              To the maximum extent permitted by applicable law, each Pledgor hereby waives demand, notice (except for any notices required hereunder), protest, notice of acceptance of this Agreement, notice of Pledged Collateral received or delivered or any other action taken in reliance hereon.

(iii)            The Collateral Agent shall not be required to marshal any present or future collateral security (including the Pledged Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order. To the maximum extent permitted by applicable law, each Pledgor hereby agrees that it will not invoke any applicable law relating to the marshalling of collateral and hereby irrevocably waives the benefits of all such applicable laws.

SECTION 8.4              Standards for Exercising Rights and Remedies. To the extent that applicable laws impose duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Pledgor acknowledges and agrees that it is not commercially unreasonable for the Collateral Agent, if an Event of Default has occurred and is continuing and the Collateral Agent is exercising remedies in accordance with this Agreement, (i) not to incur expenses reasonably deemed significant by the Collateral Agent to prepare Pledged Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to exercise collection remedies against account debtors or other persons obligated on Pledged Collateral or to fail to remove liens or encumbrances on or any adverse claims against Pledged Collateral, (iii) to exercise collection remedies against account debtors and other persons obligated on Pledged Collateral directly or through the use of collection agencies and other collection specialists, (iv) to advertise dispositions of Pledged Collateral through publications or media of general circulation, whether or not the Pledged Collateral is of a specialized nature, (v) to contact other persons, whether or not in the same business as any Pledgor, for expressions of interest in acquiring all or any portion of the Pledged Collateral, (vi) to hire one or more professional auctioneers to assist in the disposition of Pledged Collateral, whether or not the collateral is of a specialized nature, (vii) to dispose of Pledged Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Pledged Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (viii) to dispose of assets in wholesale rather than retail markets, (ix) to disclaim or modify disposition warranties, (x) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Pledged Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Pledged Collateral, or (xi) to the extent reasonably deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Pledged Collateral. The Pledgors acknowledge that the purpose of this Section 8.4 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would fulfill the Collateral Agent’s duties under the UCC or other applicable laws of the State or any other relevant jurisdiction in the Collateral Agent’s exercise of remedies against the Pledged Collateral and that other actions or omissions by the Collateral Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 8.4. Without limiting the foregoing, nothing contained in this Section 8.4 shall be construed to grant any rights to any Pledgor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 8.4.

SECTION 8.5              Certain Sales of Pledged Collateral.

(i)                 Each Pledgor recognizes that, by reason of certain prohibitions contained in applicable law, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of a Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.

(ii)              Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state or foreign securities’ laws, the Collateral Agent may be compelled, with respect to any sale or disposition of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof.

(iii)            If the Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property if an Event of Default has occurred and is continuing, upon written request, the applicable Pledgor shall, and shall use commercially reasonable efforts to cause each issuer of Securities Collateral and Investment Property to be sold hereunder to, from time to time furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request to determine the number and nature or interest of securities or other instruments included in the Securities Collateral or Investment Property which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect. Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8.5(iii) will cause irreparable injury to the Collateral Agent and other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 8.5(iii) shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default has occurred that is continuing or that the Obligations (other than contingent obligations and expense reimbursement not then due and payable) have been paid in full.

SECTION 8.6              No Waiver; Cumulative Remedies. No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by applicable law, in equity or otherwise.

SECTION 8.7              Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the reasonable written demand of the Collateral Agent (pursuant to any direction given by the Trustee or the Holders of a majority of the aggregate principal amount of the Notes in accordance with the Indenture), each Pledgor shall execute and deliver to the Collateral Agent an assignment or assignments of the registered Intellectual Property Collateral (and any applications therefor) or such other documents as are reasonably necessary (as determined by the Issuer in good faith) or reasonably requested by the Collateral Agent to carry out the intent and purposes hereof.

Article IX

APPLICATION OF PROCEEDS

The proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Collateral Agent of its remedies shall, together with any other sums then held by the Collateral Agent, be applied in accordance with Section 6.06 of the Supplemental Indenture.

Article X

MISCELLANEOUS

SECTION 10.1          Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent as its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, at the direction of the Trustee or Holders of a majority of the aggregate principal amount of the Notes given in accordance with the Indenture, to take any action and to execute any instrument consistent with the terms of the Indenture, this Agreement and the other Notes Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable. Each Pledgor hereby ratifies all that such attorney shall lawfully do in accordance with the terms of this Agreement and the other Notes Documents and only to the extent permitted hereunder or thereunder. Notwithstanding anything in this Section 10.1 to the contrary, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 10.1 unless an Event of Default has occurred and is continuing.

SECTION 10.2          Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and each of their respective successors, transferees and permitted assigns; provided that no Secured Party, other than the Collateral Agent, shall have the right to exercise any rights or remedies hereunder against the Pledgor or the Collateral except pursuant to Section 6.07 of the Supplemental Indenture. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto.

SECTION 10.3          Termination; Release. (a) This Agreement shall automatically terminate upon the satisfaction and discharge of the Indenture in accordance with Section 3.02 of the Supplemental Indenture or a Covenant Termination of the Indenture in accordance with Section 3.03 of the Supplemental Indenture. Upon termination hereof, the Lien granted hereby shall automatically terminate and all rights to the Pledged Collateral shall automatically revert to the applicable Pledgor or to such other person as may be entitled thereto pursuant to any Order or other applicable law. The Lien granted hereby shall be automatically released and shall automatically terminate with respect to all or any portion of the Pledged Collateral in accordance with Section 8.03 of the Supplemental Indenture. A Pledgor shall automatically be released from its obligations hereunder if it ceases to be a Note Party in accordance with the Indenture.

(b)               In accordance with, and subject to the provisions of, Section 8.02(b) of the Supplemental Indenture, any of the Liens granted hereby may be subordinated pursuant to an Accepted Form of non-disturbance agreement or other agreement necessary or advisable to consummate a Permitted Commercialization Arrangement.

(c)               In connection with any termination or release pursuant to paragraph (a) of this Section 10.3, so long as Issuer shall have provided the Collateral Agent with such certifications or documents as provided in Section 8.03(b) and (c) of the Supplemental Indenture, the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by such Pledgor to effect such release, including delivery of certificates, securities and instruments.

SECTION 10.4          Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Indenture and unless in writing (including by electronic mail) and signed by the Collateral Agent and the applicable Pledgor. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 10.5          Notices. Unless otherwise provided herein or in the Indenture, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Indenture, as to any Pledgor, addressed to it at the address of Issuer set forth in the Indenture and as to the Collateral Agent, addressed to it at the address set forth in the Indenture, or in each case at such other address as shall be designated by such party in a written notice (which, in the case of notice to the Collateral Agent, may be electronic mail) to the other party complying as to delivery with the terms of this Section 10.5.

SECTION 10.6          Governing Law and Consent to Jurisdiction; Waiver of Jury Trial. The terms of Sections 17.03 and 17.11 of the Supplemental Indenture with respect to governing law, consent of jurisdiction, service of process, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

SECTION 10.7          Severability of Provisions. In the event any provision of this Agreement shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

SECTION 10.8          Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. The words “delivery,” “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Trustee and the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Pledgors agree to assume all risks arising out of the use of digital signatures and electronic methods, including without limitation the risk of the Collateral Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.

SECTION 10.9          Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 10.10      No Claims Against Collateral Agent. Nothing contained in this Agreement or any other Notes Document, nor the exercise by the Collateral Agent of any of the rights or remedies hereunder, shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other Property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other Property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other Property is prior to the Lien hereof.

SECTION 10.11      Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i)                 any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor;

(ii)              any lack of validity or enforceability of any Notes Document or any other agreement or instrument relating thereto against any Pledgor;

(iii)            any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Notes Document or any other agreement or instrument relating thereto (except, and only to the extent provided by, any amendment, waiver or consent executed in accordance with Article 10 of the Supplemental Indenture which alters any such obligation hereunder);

(iv)             any pledge, exchange, release or non-perfection or loss of priority of any other collateral, or any release thereto (except, and only to the extent provided by, any release executed in accordance with Section 10.3 hereof which alters any such obligation hereunder) or amendment or waiver of or consent to any departure from any guarantee thereto (except, and only to the extent provided by, any amendment, waiver or consent executed in accordance with Article 10 of the Supplemental Indenture which alters any such obligation hereunder), for all or any of the Obligations;

(v)               any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof of any Notes Document; or

(vi)             any other circumstances which might otherwise constitute a defense (other than the indefeasible payment in full of the Obligations (other than contingent obligations and expense reimbursement not yet due and payable)) available to, or a discharge of, the Pledgors.

SECTION 10.12      Concerning the Collateral Agent.

(a)               The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interest in the Pledged Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers (other than as directed by the Trustee or the Holders of a majority of the aggregate principal amount of the Notes in accordance with the Indenture). Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Pledged Collateral (other than as directed by the Trustee or the Holders of a majority of the aggregate principal amount of the Notes in accordance with the Indenture), as to ascertaining or taking action with respect to any Pledged Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which it accords its own property.

(b)               U.S. Bank National Association, is entering this Agreement not in its individual capacity, but solely in its capacity as Collateral Agent under the Indenture. In acting hereunder, the Collateral Agent shall be entitled to all of the rights, privileges and immunities of the Collateral Agent set forth in the Indenture, including without limitation in Article 8 of the Supplemental Indenture, as if such rights, privileges and immunities were expressly set forth herein.

(c)               The Collateral Agent shall have no duty or obligation to make any filings, recordings, re-filings or re-recordings to perfect or maintain the perfection of the Collateral Agent’s security interest in the Pledged Collateral.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Pledgors and the Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

INTERCEPT PHARMACEUTICALS, INC., as Pledgor

By:	/s/ Rocco Venezia
Name: Rocco Venezia
Title: Chief Accounting Officer & Treasurer

U.S. BANK NATIONAL ASSOCIATION,
solely in its capacity as Collateral Agent

By:	/s/ Juliet Taylor
Name: Juliet Taylor
Title: Assistant Vice President

Schedule 1

COMMERCIAL TORT CLAIMS

Schedule 1

Schedule 2

LETTERS OF CREDIT

Schedule 2

Schedule 3

FILING OFFICES

Schedule 3

Schedule 4

PLEDGED SECURITIES

Schedule 4

Owner	Issuer	Class of Capital Stock	No. of Shares Owned	Certificated or Uncertificated	Percent Pledged

Schedule 5

INTELLECTUAL PROPERTY

Schedule 5

(a)       Patents and Patent Applications

United States Patents:
OWNER	TITLE	PATENT NUMBER
United States Patent Applications:
OWNER	TITLE	APPLICATION NUMBER

(b)       Trademarks and Trademark Applications

United States Trademark Registrations:

OWNER	TITLE	REGISTRATION NUMBER

United States Trademark Applications:

OWNER	MARK	SERIAL NUMBER

(c)       Copyrights, Copyright Applications and Copyright Licenses

United States Copyright Registrations:
OWNER	TITLE	REGISTRATION NUMBER

Schedule 5

United States Copyright Applications:

OWNER	TITLE
Exclusive Copyright Licenses:

Schedule 6

DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITIES ACCOUNTS

Schedule 6

Deposit Accounts:

Pledgor	Account Number	Type of Account	Name and Address of Financial Institution

Securities Accounts:

Pledgor	Account Number	Type of Account	Name and Address of Financial Institution

Commodities Accounts:

Pledgor	Account Number	Type of Account	Name and Address of Financial Institution

Schedule 7

DELIVERABLE INTERCOMPANY NOTES, INSTRUMENTS AND TANGIBLE CHATTEL PAPER

Schedule 7

Exhibit 1

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

U.S. Bank National Association
as Collateral Agent for
the Secured Parties referred to below

CityPlace I

185 Asylum Street, 27th Floor

Hartford, CT 06103

Attn: Juliet Taylor (Intercept Pharmaceuticals)
Facsimile: (860) 241-6897

Re:	Intercept Pharmaceuticals, Inc.

Ladies and Gentlemen:

Reference is made to that certain Security Agreement, dated as of August 17, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), entered into by Intercept Pharmaceuticals, Inc., a Delaware corporation (“Issuer”), the other Pledgors (as defined therein) party thereto and U.S. Bank National Association, as collateral agent for the Secured Parties (in such capacity, together with any successor thereof in such capacity, the “Collateral Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.;

Exhibit 1 – Form of Joinder Agreement

1

This joinder agreement (this “Joinder Agreement”) supplements the Security Agreement and is delivered by the undersigned, [             ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Pledgor by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the execution date of the Security Agreement. Without limiting the generality of the foregoing, as collateral security for the payment and performance in full of all the Obligations, the New Pledgor hereby pledges and grants to the Collateral Agent for the ratable benefit of the Secured Parties, a Lien on and security interest in and to all of the right, title and interest of such New Pledgor in, to and under the Pledged Collateral, wherever located, whether now existing or hereafter arising or acquired from time to time and expressly assumes all obligations and liabilities of a Pledgor under the Security Agreement and the other Notes Documents. The New Pledgor hereby agrees to each of the covenants applicable to such Pledgor contained in the Security Agreement. The New Pledgor hereby irrevocably authorizes the Collateral Agent (or its designee) at any time and from time to time prior to the termination of the Security Agreement to file (but the Collateral Agent shall have no duty to file) in any relevant jurisdiction any financing statements (including fixture filings), continuation statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement, continuation statement or amendment thereto relating to the Pledged Collateral, including whether such New Pledgor is an organization, the type of organization and any organizational identification number issued to such New Pledgor. The New Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon reasonable request and, upon reasonable request by the New Pledgor, the Collateral Agent agrees to use commercially reasonable efforts to make available to such New Pledgor copies of any such filings. Such financing statements may describe the collateral in the same manner as described herein or may contain a description of collateral that describes such Property in any other manner as the Collateral Agent may determine, in its reasonable discretion, is necessary or advisable to ensure the perfection of the security interest in the collateral granted to the Collateral Agent in connection herewith, including, describing such Property as “all assets whether now owned or hereafter acquired” or “all personal property whether now owned or hereafter acquired” or words of similar meaning (regardless of whether any particular asset comprised in the Pledged Collateral falls within the scope of Article 9 of the UCC).

The New Pledgor hereby represents and warrants that (a) set forth under its signature hereto is the true and correct legal name of the New Pledgor, its jurisdiction of formation and the location of its chief executive office, and (b) set forth on Schedule I attached hereto is a true and correct schedule of the information required by the Schedules to the Security Agreement applicable to it.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of an executed counterpart of this Joinder Agreement by facsimile or PDF transmission or other electronic signature shall be effective as delivery of a manually executed counterpart of this Joinder Agreement. This Joinder Agreement is a Notes Document.

THIS JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of this page intentionally left blank]

Exhibit 1 – Form of Joinder Agreement

2

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive Office:

AGREED TO AND ACCEPTED:

U.S. BANK NATIONAL ASSOCIATION,

solely in its capacity as Collateral Agent

By:
Name:
Title:

Exhibit 1 – Form of Joinder Agreement

3

Exhibit 2

[Form of]

COPYRIGHT SECURITY AGREEMENT

This Copyright Security Agreement dated as of [         ], 20[   ] (this “Copyright Security Agreement”), by and among the signatory hereto indicated as a “Pledgor” (the “Pledgor”) in favor of U.S. Bank National Association solely in its capacity as collateral agent for the Secured Parties (in such capacity, together with any successor thereof in such capacity, the “Collateral Agent”) pursuant to that certain Base Indenture, dated as of August 17, 2021 (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture dated as of August 17, 2021 (the “Supplemental Indenture”; the Base Indenture, as supplemented by the Supplemented Indenture and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among Intercept Pharmaceuticals, Inc., a Delaware corporation (“Issuer”), the Pledgor and each of the other guarantors listed on the signature pages thereto, and U.S. Bank National Association, as collateral agent.

W I T N E S E T H:

WHEREAS, the Pledgor is party to that certain Security Agreement dated as of August 17, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgor pledged and granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Copyright Collateral (as defined below); and

WHEREAS, pursuant to the Security Agreement, the Pledgor is required to execute and deliver this Copyright Security Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the ratable benefit of the Secured Parties, to enter into the Indenture, the Pledgor hereby agrees with the Collateral Agent as follows:

SECTION 1.     Defined Terms. Capitalized terms used but not defined herein shall have the meanings given or given by reference to them in the Security Agreement.

SECTION 2.     Grant of Security Interest in Copyright Collateral. The Pledgor hereby pledges and grants to the Collateral Agent for the ratable benefit of the Secured Parties a Lien on and security interest in and to all of the right, title and interest of the Pledgor in, to and under all the following Pledged Collateral of the Pledgor, in each case excluding Excluded Assets, whether now existing or hereafter arising or acquired from time to time (collectively, the “Copyright Collateral”):

(a)       whether now owned or held, or hereafter acquired or created by or assigned to such Pledgor, all works of authorship (whether protected by statutory or common law copyright, whether registered or unregistered, and whether published or unpublished) and all copyright registrations and applications therefor, including the United States registered copyrights, listed on Schedule 1 attached hereto, together with any and all (i) rights and privileges arising under applicable law with respect to the use of the foregoing, (ii) restorations, renewals and extensions thereof and amendments thereto, (iii) rights to proceeds, income, fees, royalties, damages and payments now or hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements or other violations thereof, (iv) rights to sue or otherwise recover for past, present or future infringements or other violations and (v) rights corresponding thereto throughout the world; and

Exhibit 2 – Form of Copyright Security Agreement

1

(b)       all Exclusive Copyright Licenses listed on Schedule 1 attached hereto.

SECTION 3.     Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.     Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Copyright Security Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Copyright Security Agreement as to the parties hereto and may be used in lieu of the original Copyright Security Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. The words “delivery,” “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Copyright Security Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Trustee and the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 5.    Governing Law. The terms of SECTIONS 17.03 and 17.11 of the Supplemental Indenture with respect to governing law, consent of jurisdiction, service of process, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

SECTION 6.      Concerning the Collateral Agent. U.S. Bank National Association is entering this Agreement not in its individual capacity, but solely in its capacity as Collateral Agent under the Indenture. In acting hereunder, the Collateral Agent shall be entitled to all of the rights, privileges and immunities of the Collateral Agent set forth in the Indenture, including without limitation in Article 8 of the Supplemental Indenture, as if such rights, privileges and immunities were expressly set forth herein.

[Signature Page Follows]

Exhibit 2 – Form of Copyright Security Agreement

2

IN WITNESS WHEREOF, the Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[PLEDGOR]

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,

solely in its capacity as Collateral Agent

By:
Name:
Title:

Exhibit 2 – Form of Copyright Security Agreement

3

SCHEDULE 1

to

COPYRIGHT SECURITY AGREEMENT

UNITED STATES COPYRIGHT REGISTRATIONS, COPYRIGHT APPLICATIONS AND
EXCLUSIVE COPYRIGHT LICENSES

United States Copyright Registrations:

OWNER	TITLE	REGISTRATION NUMBER

United States Copyright Applications:

OWNER	TITLE

Exclusive Copyright Licenses:

Exhibit 2 – Form of Copyright Security Agreement

4

Exhibit 3

[Form of]

PATENT SECURITY AGREEMENT

This Patent Security Agreement, dated as of [         ], 20[   ] (this “Patent Security Agreement”), by and among the signatory hereto indicated as a “Pledgor” (the “Pledgor”) in favor of U.S. Bank National Association solely in its capacity as collateral agent for the Secured Parties (in such capacity, together with any successor thereof in such capacity, the “Collateral Agent”) pursuant to that certain Base Indenture, dated as of August 17, 2021 (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture dated as of August 17, 2021 (the “Supplemental Indenture”; the Base Indenture, as supplemented by the Supplemented Indenture and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among Intercept Pharmaceuticals, Inc., a Delaware corporation (“Issuer”), the Pledgor and each of the other guarantors listed on the signature pages thereto, and U.S. Bank National Association, as collateral agent.

W I T N E S E T H:

WHEREAS, the Pledgor is party to that certain Security Agreement dated as of August 17, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgor pledged and granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Patent Collateral (as defined below); and

WHEREAS, pursuant to the Security Agreement, the Pledgor is required to execute and deliver this Patent Security Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the ratable benefit of the Secured Parties, to enter into the Indenture, the Pledgor hereby agrees with the Collateral Agent as follows:

SECTION 1.      Defined Terms. Capitalized terms used but not defined herein shall have the meanings given or given by reference to them in the Security Agreement.

Exhibit 3 – Form of Patent Security Agreement

1

SECTION 2.     Grant of Security Interest in Patent Collateral. The Pledgor hereby pledges and grants to the Collateral Agent for the ratable benefit of the Secured Parties a Lien on and security interest in and to all of the right, title and interest of the Pledgor in, to and under all following Pledged Collateral of the Pledgor, in each case excluding Excluded Assets, whether now existing or hereafter arising or acquired from time to time (collectively, the “Patent Collateral”): whether now owned or held, or hereafter acquired or created by or assigned to such Pledgor, all patents and patent applications issued or applied for in the United States listed on Schedule 1 attached hereto, together with any and all (i) rights and privileges arising under applicable law with respect to the use of any of the foregoing, (ii) inventions and improvements described and claimed therein, (iii) reissues, substitutions, reexaminations, divisions, renewals, extensions, continuations and continuations-in-part thereof and amendments thereto, (iv) rights to proceeds, income, fees, royalties, damages and payments now or hereafter due and/or payable thereunder and with respect thereto including damages, claims and payments for past, present or future infringements or other violations thereof, (v) rights to sue or otherwise recover for past, present or future infringements or other violations thereof and (vi) rights corresponding thereto throughout the world.

SECTION 3.     Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.      Counterparts. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Patent Security Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Patent Security Agreement as to the parties hereto and may be used in lieu of the original Patent Security Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. The words “delivery,” “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Patent Security Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Trustee and the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 5.    Governing Law. The terms of SECTIONS 17.03 and 17.11 of the Supplemental Indenture with respect to governing law, consent of jurisdiction, service of process, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

SECTION 6.     Concerning the Collateral Agent. U.S. Bank National Association is entering this Agreement not in its individual capacity, but solely in its capacity as Collateral Agent under the Indenture. In acting hereunder, the Collateral Agent shall be entitled to all of the rights, privileges and immunities of the Collateral Agent set forth in the Indenture, including without limitation in Article 8 of the Supplemental Indenture, as if such rights, privileges and immunities were expressly set forth herein.

[Signature Page Follows]

Exhibit 3 – Form of Patent Security Agreement
2

IN WITNESS WHEREOF, the Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[PLEDGOR]

By:
Name:
Title:

Accepted and Agreed:

U.S. BANK NATIONAL ASSOCIATION,

solely in its capacity as Collateral Agent

By:
Name:
Title:

Exhibit 3 – Form of Patent Security Agreement
3

SCHEDULE 1
to
PATENT SECURITY AGREEMENT

UNITED STATES PATENTS AND PATENT APPLICATIONS

United States Patents:

OWNER	TITLE	PATENT NUMBER

United States Patent Applications:

OWNER	TITLE	APPLICATION NUMBER

Exhibit 3 – Form of Patent Security Agreement
4

EXHIBIT 4

[Form of]

TRADEMARK SECURITY AGREEMENT

This Trademark Security Agreement, dated as of [         ], 20[   ] (this “Trademark Security Agreement”), by and among the signatory hereto indicated as a “Pledgor” (the “Pledgor”) in favor of U.S. Bank National Association solely in its capacity as collateral agent for the Secured Parties (in such capacity, together with any successor thereof in such capacity, the “Collateral Agent”) pursuant to that certain Base Indenture, dated as of August 17, 2021 (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture dated as of August 17, 2021 (the “Supplemental Indenture”; the Base Indenture, as supplemented by the Supplemented Indenture and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among Intercept Pharmaceuticals, Inc., a Delaware corporation (“Issuer”), the Pledgor and each of the other guarantors listed on the signature pages thereto, and U.S. Bank National Association, as collateral agent.

W I T N E S E T H:

WHEREAS, the Pledgor is party to that certain Security Agreement dated as of August 17, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgor pledged and granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Trademark Collateral (as defined below); and

WHEREAS, pursuant to the Security Agreement, the Pledgor is required to execute and deliver this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the ratable benefit of the Secured Parties, to enter into the Indenture, the Pledgor hereby agrees with the Collateral Agent as follows:

SECTION 1.     Defined Terms. Capitalized terms used but not defined herein shall have the meanings given or given by reference to them in the Security Agreement.

Exhibit 4 – Form of Trademark Security Agreement
1

SECTION 2.     Grant of Security Interest in Trademark Collateral. The Pledgor hereby pledges and grants to the Collateral Agent for the ratable benefit of the Secured Parties a Lien on and security interest in and to all of the right, title and interest of the Pledgor in, to and under all the following Pledged Collateral of the Pledgor, in each case excluding Excluded Assets (including any application for registration of a Trademark on the basis of the applicant’s intent-to-use such Trademark, unless and until evidence of use of the Trademark has been filed with, and accepted by, the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. §1051, et seq.), to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein prior to such filing would impair the validity or enforceability of such Trademark application or any registration issuing therefrom under applicable federal law), whether now existing or hereafter arising or acquired from time to time (collectively, the “Trademark Collateral”): whether now owned or held, or hereafter acquired or created by or assigned to such Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URLs), domain names, trade names, or other indicia of source, whether registered or unregistered, all registrations and applications for the foregoing (whether statutory or common law and whether registered or applied for in the United States or any other country, multi-national registry or any political subdivision thereof), including the United States trademark and service mark registrations and applications for registration listed on Schedule 1 attached hereto, together with any and all (i) rights and privileges arising under applicable law with respect to the use of any of the foregoing, (ii) all goodwill of the business connected with the use thereof and symbolized thereby, (iii) extensions and renewals thereof and amendments thereto, (iv) rights to proceeds, income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements, dilutions or other violations thereof, (v) rights to sue or otherwise recover for past, present and future infringements, dilutions or other violations thereof and (vi) rights corresponding thereto throughout the world.

SECTION 3.     Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.     Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Trademark Security Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Trademark Security Agreement as to the parties hereto and may be used in lieu of the original Trademark Security Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. The words “delivery,” “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Trademark Security Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Trustee and the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Exhibit 4 – Form of Trademark Security Agreement
2

SECTION 5.    Governing Law. The terms of SECTIONS 17.03 and 17.11 of the Supplemental Indenture with respect to governing law, consent of jurisdiction, service of process, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

SECTION 6.     Concerning the Collateral Agent. U.S. Bank National Association is entering this Agreement not in its individual capacity, but solely in its capacity as Collateral Agent under the Indenture. In acting hereunder, the Collateral Agent shall be entitled to all of the rights, privileges and immunities of the Collateral Agent set forth in the Indenture, including without limitation in Article 8 of the Supplemental Indenture, as if such rights, privileges and immunities were expressly set forth herein.

[Signature Page Follows]

Exhibit 4 – Form of Trademark Security Agreement
3

IN WITNESS WHEREOF, the Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[PLEDGOR]

By:	______________________________
Name:
Title:

Accepted and Agreed:

U.S. BANK NATIONAL ASSOCIATION,

solely in its capacity as Collateral Agent

By:
Name:
Title:

Exhibit 4 – Form of Trademark Security Agreement
4

SCHEDULE 1
to
TRADEMARK SECURITY AGREEMENT

UNITED STATES TRADEMARK REGISTRATIONS AND APPLICATIONS

United States Trademark Registrations:

OWNER	TITLE	REGISTRATION NUMBER

United States Trademark Applications:

OWNER	MARK	SERIAL NUMBER

Exhibit 4 – Form of Trademark Security Agreement
5